U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 28, 2001
           ----------------------------------------------------------
                Date of Report (date of earliest event reported)



                       PLAY CO. TOYS & ENTERTAINMENT CORP.
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              Exact Name of Registrant as Specified in its Charter

               Delaware                                0-25030                              95-3024222
  -----------------------------------    -----------------------------------    ----------------------------------
    (State or Other Jurisdiction of            (Commission File Number)        (IRS Employer Identification Number)
            Incorporation)

                550 Rancheros Drive, San Marcos, California 92069
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                     Address of Principal Executive Offices

                                 (760) 471-4505
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               Registrant's Telephone Number, Including Area Code

This Report on Form 8-K contains, in addition to historical information, forward-looking statements by Play Co. Toys & Entertainment Corp. ("Play Co.") [hereinafter Play Co. and all of Play Co.'s subsidiaries shall collectively be referred to as the "Company"] that may constitute forward-look statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "should," "anticipate," "believe," "plan," "estimate," "expect" and "intend," and other such similar expressions are intended to identify forward-looking statements. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements included in this document are based on information available to Play Co. as of the date of this document, and Play Co. assumes no obligation to update these cautionary statements or any forward-looking statements.



ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Play Co. Toys & Entertainment Corp., its principal operating subsidiary, Toys International.Com, Inc. and its additional subsidiary Play Co. Toys Canyon Country, Inc. all filed for protection under Title 11 of the United States Code on March 28, 2001 with the United States Bankruptcy Court for the Southern District of New York.

     Attached as Exhibit A is the Press Release announcing such filing.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:  Press Release dated March 28, 2001

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PLAY CO. TOYS & ENTERTAINMENT CORP.


Dated: March 28, 2001                   By:      /s/ Richard Brady
                                                     Richard Brady
                                                     Chief Executive Officer and

                                    EXHIBIT A

                       PLAY CO. TOYS & ENTERTAINMENT CORP.

                                                           FOR IMMEDIATE RELEASE

For Further Information Contact:
Mr. James Frakes
Chief Financial Officer
PlayCo. Toys
550 Rancheros Drive
San Marcos, CA 92069
Tel: (760) 471-4505
Fax: (760) 471-9624
E-mail: jfrakes@toysintl.com

        Play Co. Toys & Entertainment Corp. to Conduct Orderly Wind-Down
                                of its Business


     SAN MARCOS, CA /PR Newswire/ -- March 28, 2001 - Play Co. Toys & Entertainment Corp. ("Play Co.") and its main operating subsidiary Toys International.COM, Inc. today announced that it has filed for protection under Chapter 11 of the US Bankruptcy code in order to execute an orderly wind-down of its business and sale of its assets. Play Co. and its Board of Directors had explored a number of options including partial liquidation and reorganization around a smaller group of core stores, refinancing and strategic sale of all or part of its business before determining that an orderly wind-down of operations offered the best alternative for the benefit of its secured creditor.

     The Company is in the process of developing a plan for the orderly liquidation of the Company's operations through discussions with representatives of its secured lender, other creditors, landlords and others under the supervision of the Bankruptcy Court. The liquidation plan will feature store closing sales and sales of other assets.

     The Company stated that it could not predict the extent to which the sales of its assets would be sufficient to satisfy the claims of creditors. However, the Company expects that no assets will be available for distribution to shareholders

     PlayCo. Toys is a specialty retailer of unique toys, hobby items, and collectibles. The Company operates 35 stores as of March 23, 2001.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release contains certain forward-looking statements that are subject to risks and uncertainties that could cause the Company's actual results to differ materially from management's current expectations. These factors include the Company's ability to purchase attractive and appropriate merchandise, changes in consumer demands and preferences, competition from other retailers, and uncertainties generally associated with specialty toy retailing. Other risk factors are detailed in the Company's Securities and Exchange Commission filings.